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                        UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) MARCH 11, 1998


                      HAVEN BANCORP, INC.
    (Exact name of registrant as specified in its charter)


                          DELAWARE
 (State or other jurisdiction of incorporation or organization)


                          000-21628
                    (Commission File Number)


                          11-3153802
             (I.R.S. Employer Identification No.)


       93-22 JAMAICA AVENUE, WOODHAVEN, NEW YORK  11421
      (Address of principal executive offices)  (Zip Code)

                        (718) 847-7041
      (Registrant's telephone number, including area code)


                        NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)











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ITEM 5. OTHER EVENTS

     On March 11, 1998, Haven Bancorp, Inc. (the "Company") announced that its subsidiary, CFS Bank (the "Bank") signed a definitive purchase agreement with Resource Bancshares Mortgage Group, Inc. ("RBMG") under which the Bank will purchase the production franchise of RBMG's subsidiary, Intercounty Mortgage, Inc. The transaction is subject to the approval of the Office of Thrift Supervision.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) No financial statements are required to be filed with this report.

         (b)  Exhibits.
              99 - Press Release, dated March 11, 1998.


                        SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HAVEN BANCORP INC.
                                 (Registrant)



Date:  March 24, 1998         By:    /s/  Catherine Califano
                                    ---------------------------
                                    Catherine Califano
                                    Senior Vice President and
                                      Chief Financial Officer